UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2022

PHENIXFIN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00818	27-4576073
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

445 Park Avenue, 10th Floor, New York, NY (Address of principal executive offices)	10022 (Zip code)

Registrant’s telephone number, including area code:  (212) 859-0390

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PFX	The NASDAQ Global Market
6.125% Notes due 2023	PFXNL	The NASDAQ Global Market
5.25% Notes due 2028	PFXNZ	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 25, 2022, PhenixFIN Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  During this meeting, the Company’s stockholders were asked to consider and vote upon six proposals: (1) to elect one director of the Company, to serve for a term of three years, or until his successor is duly elected and qualified; (2) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022; (3) to recommend, in a non-binding vote, the frequency of an advisory vote to approve the compensation of the Company’s named executive officers; (4) to provide an advisory vote on executive compensation; (5) to vote on a non-binding stockholder proposal regarding declassification of the Board of Directors of the Company; and (6) to vote on a non-binding stockholder proposal regarding Company investment and distribution activity.

Stockholders of record at the close of business on April 6, 2022 were entitled to vote at the Annual Meeting. As of April 6, 2022, there were 2,207,794 shares of common stock outstanding and entitled to vote. A quorum consisting of 1,867,082 shares of common stock of the Company were present of represented by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Proposals 1, 2, 3 and 4 were approved by the requisite vote.  Proposals 5 and 6 failed to receive the requisite vote for approval.

Proposal 1: Election of director.

Nominee	For	Withheld	Abstain
Arthur S. Ainsberg	1,111,663	401,588	3,067
Broker Non-Votes:          350,764

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

For	Against	Abstain
1,843,691	22,496	895
Broker Non-Votes:             0

Proposal 3: Recommendation, in a non-binding vote, of the frequency of an advisory vote to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain
1,473,475	19,621	5,230	17,992
Broker Non-Votes:          350,764

Proposal 4: Advisory vote on executive compensation.

For	Against	Abstain
1,244,059	254,248	18,011
Broker Non-Votes:          350,764

Proposal 5: Non-binding stockholder proposal regarding declassification of the Board of Directors of the Company.

For	Against	Abstain
689,697	748,022	78,599
Broker Non-Votes:          350,764

Proposal 6: Non-binding stockholder proposal regarding Company investment and distribution activity

For	Against	Abstain
375,495	1,074,865	65,958
Broker Non-Votes:          350,764

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, PhenixFIN Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 26, 2022	PHENIXFIN CORPORATION

/s/ David Lorber
Name: David Lorber
Title: Chief Executive Officer